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                                                                Exhibit 10.1

                                  AGREEMENT

         THIS AGREEMENT made and entered into as of this 5th day of June, 2002 by and among Forever Network, Inc., a Missouri corporation ("Forever") and Brent D. Cassity ("Cassity").

         WHEREAS, Cassity entered into a certain Agreement Not to Compete (a "Non-Compete") with SCI dated February 23, 1996 whereby SCI made certain monthly payments to Cassity,

         WHEREAS, Forever purchased the assets of the Pfitzinger Funeral Home, Kirkwood, Missouri from SCI Missouri Funeral Services, Inc. ("SCI") pursuant to an Asset Purchase Agreement of even date herewith ("Asset Purchase Agreement"); and

         WHEREAS, a material part of the consideration paid to SCI under the Asset Purchase Agreement, was the release by Cassity of SCI's continuing financial obligations under the Non-Compete.

         NOW, THEREFORE, the parties hereto have agreed as follows:

         1. In consideration of Cassity's release of SCI under the Non-Compete Agreement, Forever agrees to pay to Cassity the remaining monthly payments as and when such payments would have been due to Cassity under the terms of the Non-Compete Agreement, commencing with the June 23, 2002 monthly payment of $4,944.44 and equal payments on the 23rd day of each month thereafter until the last monthly payment is made on February 23, 2006.

         2. This Agreement may be executed in two or more counterparts each of which shall be deemed to be an original, but which together shall constitute the same instrument.

         3. This Agreement is governed by the laws of the State of Missouri.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                            FOREVER NETWORK, INC.

                                      By:   /s/ Nekol Province
                                            --------------------------------
                                      Its:  Vice President
                                            --------------------------------

                                                           "Forever"


                                            /s/ Brent D. Cassity
                                            --------------------------------
                                            Brent D. Cassity

                                                           "Cassity"